UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2010

SHG SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167041	13-4230695
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (949) 255-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 21, 2010, SHG Services, Inc. (“New Sun”) amended and restated its Certificate of Incorporation by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as amended, the “Amended and Restated Certificate of Incorporation”). The Board of Directors of New Sun has also adopted and approved an amendment and restatement of the By-laws of New Sun (as amended, the “Amended and Restated By-laws”).

The material terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are described in the section titled “Description of New Sun Capital Stock” included in Amendment No. 4 to the Registration Statement on Form S-1 filed by New Sun with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167041), which section is incorporated herein by reference. A copy of this description is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 20, 2010, Sun Healthcare Group, Inc., as the sole stockholder of New Sun, executed a Written Consent of the Sole Stockholder of New Sun adopting and approving the Amended and Restated Certificate of Incorporation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of SHG Services, Inc., dated October 20, 2010, filed with the Secretary of State of the State of Delaware on October 21, 2010.

3.2	Amended and Restated By-laws of SHG Services, Inc.

99.1	The section titled “Description of New Sun Capital Stock” appearing on pages 237 to 240 of Amendment No. 4 to the Registration Statement on Form S-1 filed by New Sun with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167041) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHG SERVICES, INC.

/S/ MIKE BERG
Name:	Mike Berg
Title:	Secretary

Dated: October 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of SHG Services, Inc., dated October 20, 2010, filed with the Secretary of State of the State of Delaware on October 21, 2010.

3.2	Amended and Restated By-laws of SHG Services, Inc.

99.1	The section titled “Description of New Sun Capital Stock” appearing on pages 237 to 240 of Amendment No. 4 to the Registration Statement on Form S-1 filed by New Sun with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167041) is incorporated herein by reference.